UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 20111

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio		44060-1834
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On August 2, 2011, STERIS Corporation (“STERIS” or “Company”) issued a press release announcing financial results for its fiscal 2012 first quarter ended June 30, 2011. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Further, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

ITEM 5.02. Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07, on July 28, 2011 the Company’s shareholders approved the amendment and restatement of the Company’s 2006 Long-Term Equity Incentive Plan, (the “Plan”). Material changes to the Plan, as amended and restated, are (i) a One Million Six Hundred Thousand (1,600,000) increase in the number of Common Shares available for the Plan equity grants, (ii) elimination of separate sublimits on the maximum number of Common Shares issuable in connection with the nonqualified stock options, restricted stock and restricted stock units, and performance shares, performance units and other share-based awards, (iii) a new 2,000,000 Common Share limit for incentive stock options; and (iv) revised general vesting rules applicable to awards of stock options, SARS, restricted stock and restricted stock units for employees who have attained certain age and service levels. In addition, by virtue of the shareholder approval, certain compensation received by participants as a result of Plan awards made during the next five years will continue to be eligible for deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

At STERIS’s 2011 Annual Meeting of Shareholders (“Meeting”), held on July 28, 2011, shareholders voted on the following matters, with the final voting results as specified below. According to the certified list of shareholders, there were outstanding and entitled to vote at the Meeting, 59,410,910 shares of Common Shares of the Company. There were present at the Meeting, in person or by proxy, the holders of 55,974,795 shares or 94.21% of the outstanding Common Shares of the Company, constituting a quorum.

1.	The following nominees for election to the Board of Directors were elected, each for a one-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard C. Breeden	50,542,858	2,481,498	2,950,439
Cynthia L Feldmann	51,754,217	1,270,139	2,950,439
Jacqueline B. Kosecoff	51,713,627	1,310,729	2,950,439
David B. Lewis	51,749,738	1,274,618	2,950,439
Kevin M. McMullen	50,482,239	2,542,117	2,950,439
Walter M Rosebrough, Jr.	51,560,088	1,464,268	2,950,439
Mohsen M. Sohi	51,758,840	1,265,516	2,950,439
John P. Wareham	50,316,448	2,707,908	2,950,439
Loyal W. Wilson	51,337,942	1,686,414	2,950,439
Michael B. Wood	51,760,723	1,263,633	2,950,439

2.	The amendment and restatement of the Company’s 2006 Long-Term Equity Incentive Plan, was approved:

Votes for	45,168,207
Votes against	5,020,251
Abstentions	2,835,898
Broker non-votes	2,950,439

3.	The results of a non-binding advisory proposal to approve the compensation of our named executive officers were as follows:

Votes for	47,677,329
Votes against	2,508,943
Abstentions	2,838,084
Broker non-votes	2,950,439

4.	The results of a non-binding advisory proposal to hold an advisory vote regarding executive compensation of our named executive officers every 1, 2 or 3 years were as follows:

Votes for 1 Year	44,001,374
Votes for 2 Years	848,446
Votes for 3 Years Abstentions	5,340,163 2,834,373

Upon consideration of the results of the shareholder vote on frequency of future votes on executive compensation of our named executive officers, the Board of Directors determined to follow the shareholder recommendation of an annual advisory vote on the executive compensation of our named executive officers at least until the next required vote on the frequency of future advisory votes on executive compensation.

5.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2012 was approved:

Votes for	54,141,030
Votes against	626,139
Abstentions	1,207,626

ITEM 8.01. Other Events.

As an update to the Company’s biological indicator submission, STERIS is continuing to seek FDA clearance of an optional, spore-based monitoring strip for use with the SYSTEM 1E® Liquid Chemical Sterilant Processing System. As a result of discussions with FDA, STERIS recently filed a de novo submission, requesting classification of this monitoring strip in accordance with Section 513(f)(2) of the Federal Food Drug & Cosmetic Act. FDA and STERIS agreed that the de novo process is an appropriate method to pursue clearance for the device at this time. The de novo process is part of the initial classification for new devices. Under the Food Drug & Cosmetic Act, FDA has up to 60 days after the de novo submission to respond to the submission. A spore-based monitoring strip is an optional accessory and is not required for the proper use of SYSTEM 1E. These actions do not affect the prior clearance of the SYSTEM 1E processor or the SYSTEM 1E chemical indicator. There is no assurance regarding the outcome or timing of the de novo submission. The forecasted shipment of 5,000-8,000 SYSTEM 1E processors in fiscal 2012 is inclusive of the fiscal 2012 impact of whether or not the monitoring strip is timely classified by FDA, and thus available for marketing, and that forecasted range is anticipated in the

Company’s fiscal 2012 financial outlook, along with other estimates and assumptions. See the Company’s Annual Report on Form 10-K for the year ended March 31, 2011 for precautions and limitations regarding forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by STERIS Corporation on August 2, 2011 regarding its results of operations and financial condition for its fiscal 2012 first quarter ended June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ Mark D. McGinley
Mark D. McGinley
Senior Vice President, General Counsel, and Secretary

Date: August 2, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by STERIS Corporation on August 2, 2011 regarding its results of operations and financial condition for its fiscal 2012 first quarter ended June 30, 2011.